UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2022

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6325 Digital Way, Suite 460, Indianapolis, Indiana 46278

(Address of Principal Executive Offices) (Zip Code)

(800) 688-3775

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 par value	IEA	The Nasdaq Stock Market LLC
Warrants for Common Stock	IEAWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Infrastructure and Energy Alternatives, Inc.(the “Company” or “IEA”) with the Securities and Exchange Commission (the “SEC”) on July 25, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2022, by and among the Company, MasTec, Inc., a Florida corporation (“Parent” or “MasTec”) and Indigo Acquisition I Corp., a Delaware corporation and a wholly-owned subsidiary of MasTec (“Merger Sub”), which provides for Merger Sub to be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of MasTec. On October 7, 2022 (the “Closing Date”), the Merger became effective and the Company and MasTec took various other actions, as discussed further below.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously disclosed, the Company entered into a Credit Agreement, dated as of August 17, 2021 (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), among IEA Energy Services LLC (the “Borrower”), the guarantors party thereto from time to time, the lenders party thereto from time to time and CIBC Bank USA, as administrative agent and collateral agent. A copy of the Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 17, 2021.

In connection with the consummation of the Merger, the Borrower repaid all outstanding obligations in respect of principal, interest and fees and, effective as of the Closing Date, terminated all applicable commitments under the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 7, 2022, pursuant to the terms of the Merger Agreement, the Merger was effected, with Merger Sub being merged with and into the Company, and the Company surviving the Merger as a wholly-owned subsidiary of MasTec.

A description of the consideration payable to holders of the Company’s common stock, par value $0.0001 per share (the “IEA Common Stock”) is set forth under the heading “The Agreements—Description of the Merger Agreement—Consideration in the Merger,” in the Proxy Statement/Prospectus filed by MasTec with the SEC on September 8, 2022 (the “Proxy Statement/Prospectus”), and such descriptions are incorporated herein by reference.

A description of the consideration payable to holders of IEA stock options, restricted stock units and performance stock units is set forth under the heading “The Agreements—Description of the Merger Agreement—Treatment of Stock Options, Warrants and Other Equity-Based Award,” in the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

A description of the consideration payable to holders of IEA anti-dilution warrants, pre-funded warrants, series B warrants and SPAC warrants is set forth under the heading “The Agreements—Description of the Merger Agreement—Treatment of Stock Options, Warrants and Other Equity-Based Award,” in the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 25 2022, and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) on the Closing Date that the Certificate of Merger had been filed with the State of Delaware and that, at the Effective Time (as defined in the Merger Agreement), each outstanding share of IEA Common Stock, was cancelled and converted into the right to receive the Merger Consideration subject to the terms of the Merger Agreement. The Company requested that NASDAQ suspend the IEA Common Stock and SPAC Warrants (as defined in the Merger Agreement) on the Closing Date, and as a result, trading of the shares of IEA Common Stock and SPAC Warrants on NASDAQ will be suspended following the closing of trading on the Closing Date. The Company also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the IEA Common Stock and SPAC Warrants from NASDAQ and the deregistration of the IEA Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 requesting the termination of registration of the IEA Common Stock and SPAC Warrants under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company became a wholly-owned subsidiary of MasTec and, accordingly, a change in control of the Company occurred.

The information set forth in Item 2.01, Item 3.01, Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, the directors of IEA immediately prior to the Effective Time on October 7, ceased serving as members of the Company’s board of directors and each committee thereof, and Robert Apple, the director of Merger Sub immediately prior to the Effective Time on October 7, 2022, became the sole director of IEA following the consummation of the Merger until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified.

On October 6, 2022, in connection with the Merger, the IEA Group Savings Plan was terminated.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, the Company filed with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger. At the Effective Time, the Company’s certificate of incorporation as in effect immediately prior to the Merger was amended and restated in its entirety (as described in the Proxy Statement/Prospectus) (the “Amended and Restated Certificate of Incorporation”). A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 and is incorporated herein by reference. In addition, at the Effective Time, Merger Sub’s bylaws as in effect immediately prior to the Merger became the bylaws of the Company (the “Bylaws”). A copy of the Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 7, 2022, IEA held a special meeting (the “Special Meeting”) of stockholders via live webcast in connection with the proposed Merger. As of the record date of the Special Meeting, there were a total of 48,644,324 shares of IEA Common Stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 39,875,796 shares of Common Stock were represented virtually or by proxy at the Special Meeting; therefore, a quorum was present.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting, each of which was approved, as well as the final voting results of each such matter.

The consummation of the Merger remains subject to certain closing conditions.

1.	The proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 24, 2022, by and among the Company, MasTec and Merger Sub pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “Merger Agreement Proposal”):

Votes For	Votes Against	Votes Abstaining
39,811,072	47,801	16,923

2.	The proposal to approve, on a non-binding, advisory basis, a resolution approving the compensation that may be paid or become payable to certain named executive officers of the Company that is based on or otherwise relates to the Merger:

Votes For	Votes Against	Votes Abstaining
35,122,626	3,769,309	983,861

3.	The proposal to approve the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal was rendered moot in light of the approval of the Merger Agreement Proposal.

Item 8.01.	Other Events.

On October 7, 2022, the Company delivered a notice to the holders of the Company’s outstanding SPAC Warrants containing an explanation of the adjustments to the exercise price of the SPAC Warrants and other information related thereto. The notice is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of July 24, 2022, by and among Infrastructure and Energy Alternatives, Inc., MasTec, Inc. and Indigo Acquisition I Corp (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by IEA on July 25, 2022).

3.1	Amended and Restated Certificate of Incorporation of Infrastructure and Energy Alternatives, Inc.

3.2	Amended and Restarted Bylaws of Infrastructure and Energy Alternatives, Inc.

99.1	Notice to Holders of SPAC Warrants, dated as of October 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

By:	/s/ Erin J. Roth
Name: Erin J. Roth Title: Executive VP, General Counsel and Corporate Secretary

Date: October 7, 2022